UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

LADYBUG RESOURCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153306	26-1973389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D319 Las Vegas, NV	89103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (702) 943-0283

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 8 - Other Events

Item 8.01 Other Events.

The Company’s current contact information is listed below:

Address: 3651 Lindell Road, Suite D319, Las Vegas, NV 89103

Phone number: (702) 943-0283

Website: www.ladybugresourcegroup.com

Email: j.arcaro@ladybugresourcegroup.com

The Company’s Chief Executive Officer, President and Chairman of the Board of Directors is Joseph Arcaro, who may be reached at the Company’s address.

Frederick C. Bauman serves as General Counsel to the Company. He may also be reached at the Company’s address.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADYBUG RESOURCE GROUP, INC. (Registrant)
Date: February 4, 2019	By: /s/ Joseph Arcaro Joseph Arcaro Chief Executive Officer

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